Exhibit 99.2

B DAY PITNEYLLP

BOSTON     CONNECTICUT     FLORIDA     NEW JERSEY     NEW YORK     WASHINGTON, DC

ELLENS. KNARR

Attorney at Law

7 Times Square, Times Square Tower

New York, NY 10036 T: (212) 297-2423 F: (973) 206-6589

eknarr@daypitney.com

August 6, 2018

BY HAND DELIVERY AND EMAIL

SPAR Group, Inc.

333 Westchester Avenue, Suite 204 White Plains, NY 10604

Attention:     James R. Segreto, Secretary

jsegreto@sparinc.com

BY HAND DELIVERY

SPAR Group, Inc.

Care of its Registered Agent: The Corporation Trust Company 1209 Orange Street

Wilmington, DE 19801

Dear Mr. Segreto,

Enclosed are written consents of record stockholders of SPAR Group, Inc. ("SPAR") consenting to the amendment of SPAR's by-laws ("By-law Amendments"). The individual stockholders who signed the consents (the "Stockholders") are the beneficial owners of additional shares of common stock and are taking action to have the nominee record holders sign and deliver consents with respect to those additional shares. Those consents will be delivered in the immediate future. Until delivery of the remaining written consents, the Stockholders intend to engage with the Board of Directors of SPAR (the "Board") regarding adoption of the By-law Amendments or the adoption of a modified version mutually agreeable to both the Board and the Stockholders.

Please be advised that the shares represented by the enclosed consents and the additional shares beneficially owned by the individual stockholders total 10,681,450.89 shares of SPAR common stock. Based on SPAR's public filings, these shares represent a majority of the common stock outstanding.

II DAY PITNEY LLP

August 6, 2018

Page2

This transmission constitutes delivery of written consents in accordance with Section 228 of the Delaware General Corporation Law, and in accordance therewith the record date for determining the stockholders entitled to consent to the By-law Amendments is August 6, 2018.

If you have any questions, please contact me at (212) 297-2423.

}.

Ellen S. Knarr

Enclosures

WRITTEN CONSENT OF STOCKHOLDERS OF

SPAR GROUP, INC.

The undersigned record stockholders (or proxyholders of record stockholders) of SPAR Group, Inc., a Delaware corporation (the “Company”), hereby take the following actions pursuant to Section 228 of the Delaware General Corporation Law. This consent will apply to all shares of capital stock of the Company held by the undersigned and all shares of capital stock of the Company with respect to which the undersigned may act by consent pursuant to a proxy or power of attorney. If two or more of the undersigned hold shares of capital stock of the Company jointly, this consent will apply to all shares jointly owned by such holders and all shares individually owned by each holder.

Resolved, that the By-laws of the Company are amended in the manner attached hereto and incorporated herein by reference (with deletions shown in strike-through text and additions shown in underlined text).

Resolved, that this consent of stockholders may be executed in counterparts.

[Signature pages follow]

In witness whereof, the undersigned have executed this consent of stockholders.

This consent should be signed and dated. Please sign exactly as your name appears on the Company ●s stock ledger or on your stock certificate. Where stock is issued in two or more names, both must sign. In case of joint owners, each joint owner must sign. When signing as an attorney, executor, administrator. trustee, guardian or corporate officer, please include your title.

 Dated: August 6, 2018

By:
Name : William H. Bartels Title: Trustee
Dated: August 6, 2018

[Signature Page of Consent of Stockholders of SPAR Group, Inc.}

In witness whereof, the undersigned have executed this consent of stockholders.

This consent should be signed and dated. Please sign exactly as your name appears on the Company's stock ledger or on your stock cerNficate. Where stock is issued in two or more names, both must sign. In case of joint owners, each joint owner must sign. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer, please include your title.

, e copy of this consent must be delivered to the Company.

Dated: August 6, 2018

[Signature Page of Consent of Stockholders of SPAR Group, Inc.]